UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 28, 2006
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000 2000 West Sam Houston Parkway South
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
On February 28, 2006, Mariner Energy, Inc. (the “Company”) entered into a letter agreement, dated as of February 28, 2006, among Forest Oil Corporation (“Forest”), Forest Energy Resources, Inc. (“FERI”), MEI Sub, Inc. (“Merger Sub”) and the Company amending certain transaction agreements in connection with the merger (the “Merger”) and other transactions contemplated by that certain Agreement and Plan of Merger, dated as of September 9, 2005, as amended, among the Company, Forest, FERI and Merger Sub (the “Merger Agreement”). A copy of that letter agreement is attached as an exhibit to this Report as Exhibit 2.1 and is incorporated herein by reference.
On March 2, 2006, and in connection with the Merger, the Company entered into the Amended and Restated Credit Agreement (the “Credit Agreement”) among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders Party thereto from time to time, as Lenders, Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and BNP Paribas, as Syndication Agent.
The Credit Agreement provides for a $500 million senior secured revolving credit facility and a $40 million senior secured letter of credit facility. The revolving credit facility will mature on March 2, 2010 and the letter of credit facility will mature on March 2, 2009.
The outstanding principal balance of loans under the revolving credit facility may not exceed the borrowing base, which is initially set at $400 million. The borrowing base will be redetermined semi-annually by the lenders, subject to reduction by the Company. In addition, the administrative agent and the Company may request one additional redetermination during the interval between each scheduled redetermination, and the administrative agent may require redeterminations in connection with certain material dispositions.
Borrowings under the revolving credit facility bear interest at specified margins over the London Interbank Offered Rate (“LIBOR”) of 1.25% to 2.00% for LIBOR loans or at specified margins over the Union Bank of California Reference Rate (“UBOCRR”) of 0.00% to 0.50% for UBOCRR loans. Interest is payable quarterly for UBOCRR loans and at the applicable maturity date for LIBOR loans. The fee for letters of credit issued under the revolving credit facility vary according to LIBOR margin indicated above. The fee for letters of credit under the letter of credit facility will be 1.50% due quarterly in advance.
The obligations under the credit facilities will be secured by first priority liens on substantially all of the real and personal property of the Company and its subsidiaries, including the existing and after-acquired oil and gas properties and related real property interests. All obligations under the credit facilities will be guaranteed by the Company and each of its subsidiaries.
The Credit Agreement contains customary financial and other covenants, including covenants to maintain specified ratios of consolidated current assets plus the unused borrowing base to consolidated current liabilities of not less than 1.0 to 1.0 and total debt to EBITDA of not more than 2.5 to 1.0. In addition, the Company is subject to covenants that limit the Company’s ability to incur debt, grant liens, merge or consolidate, sell certain assets, make loans and investments, enter new lines of business and permit certain trade payables to exceed 90 days. The Credit Agreement also includes customary events of default, including without limitation, payment defaults, misrepresentations, cross-defaults, insolvency, material adverse judgments, changes of control and any material adverse change.
A copy of the Credit Agreement is filed as an exhibit to this Report as Exhibit 4.1 and is incorporated herein by reference. The description above is a summary of the Credit Agreement and is qualified in its entirety by the complete text of the Credit Agreement.
On March, 2, 2006, the Company and its stockholders also approved the Mariner Energy, Inc. Amended and Restated Stock Incentive Plan (the “Plan”), which amendment and restatement increases the number of shares available for issuance thereunder from 2.0 million shares to 6.5 million shares, extends the Plan through October 12, 2015 and limits the number of shares subject to stock options or shares of restricted stock issuable under the Plan to any individual to 2.85 million. A copy of the Plan, which has been filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-4 (File No. 333-129096), as filed with the Securities and Exchange Commission (“SEC”) on October 18, 2005, is incorporated into this Item 1.01 by reference.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
On March 2, 2006 MEI Sub, Inc. was merged with and into Forest Energy Resources, Inc., which owns the Gulf of Mexico operations of Forest, pursuant to the Merger Agreement. The surviving entity became a wholly owned subsidiary of the Company and was renamed Mariner Energy Resources, Inc. A copy of the Merger Agreement, which has been filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-4 (File No. 333-129096), as filed with the SEC on October 18, 2005, is incorporated into this Item 2.01 by reference.
As a result of the Merger, the Company issued 50,637,010 shares of its common stock and paid cash in lieu of fractional shares to the former stockholders of FERI.
On March 2, 2006, the Company and Forest issued a joint press release announcing the consummation of the Merger. A copy of that press release is attached to this Report as Exhibit 99.1 and incorporated herein by reference.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 2, 2006, in accordance with the Merger Agreement, the Company increased the size of its board by one member to six, and appointed Clayton Peterson to fill the vacancy created by such increase. Mr. Peterson has been appointed chairman of the Company’s audit committee and has been declared by the Company’s board of directors to be independent under the rules of the SEC and the rules of the New York Stock Exchange.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The required financial statements of FERI will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report is due.
(b) Pro Forma Financial Information
The required pro forma financial information will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report is due.
(d) Exhibits.

No.	Description
2.1	Letter Agreement, dated as of February 28, 2006 among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc.
2.2	Agreement and Plan of Merger dated as of September 9, 2005 among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Registration Statement on form S-4 (File No. 333-129096), as filed with the SEC on October 18, 2005)
4.1	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders Party thereto from time to time, as Lenders, Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and BNP Paribas, as Syndication Agent
10.1	Mariner Energy, Inc. Amended and Restated Stock Incentive Plan, effective March 12, 2005 (incorporated by reference to Exhibit 10.7 of the Company’s Registration Statement on form S-4 (File No. 333-129096), as filed with the SEC on October 18, 2005)
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: March 3, 2006	By:	/s/ Rick G. Lester
Rick G. Lester
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

No.	Description
2.1	Letter Agreement, dated as of February 28, 2006 among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc.
2.2	Agreement and Plan of Merger dated as of September 9, 2005 among Forest Oil Corporation, Forest Energy Resources, Inc., Mariner Energy, Inc. and MEI Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Registration Statement on form S-4 (File No. 333-129096), as filed with the SEC on October 18, 2005)
4.1	Amended and Restated Credit Agreement, dated as of March 2, 2006, among Mariner Energy, Inc. and Mariner Energy Resources, Inc., as Borrowers, the Lenders Party thereto from time to time, as Lenders, Union Bank of California, N.A., as Administrative Agent and Issuing Lender, and BNP Paribas, as Syndication Agent
10.1	Mariner Energy, Inc. Amended and Restated Stock Incentive Plan, effective March 12, 2005 (incorporated by reference to Exhibit 10.7 of the Company’s Registration Statement on form S-4 (File No. 333-129096), as filed with the SEC on October 18, 2005)
99.1	Press Release